UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Earliest Event Reported: December 15, 2004



                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)



           Minnesota                   0-21394                41-1713474
  (State of other jurisdiction   (Commission File No.)      (IRS Employer
       of incorporation)                                Identification Number)


            1650 West 82nd Street, Suite 1040, Bloomington, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105

              (Former name, former address and former fiscal year,
                         if changed since last report):
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Item 8.01 Other Events

      Effective December 15, 2004, GelStat Corporation and DTLL, Inc. announced the signing of a non-binding Letter of Agreement (LOA) whereby GelStat's wholly owned subsidiary, GS Pharma, Inc., will receive 12,500,000 common stock shares of DTLL, Inc. in return for the exclusive, worldwide license of all rights to the development and commercialization of pharmaceutical (prescription drug) preparations related to GelStat's intellectual property and ongoing research and development work.

      Item 99.1 Exhibits


      Press Release dated December 15, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 15, 2004              GELSTAT CORPORATION


                                      By
                                        ----------------------------------------
                                        Stephen C. Roberts, Chief Executive
                                        Officer (Principal Executive Officer)
                                        and Authorized Signatory


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